Net Income Per Limited Partner Unit (Tables)	3 Months Ended
Mar. 31, 2015
Earnings Per Share [Abstract]
Schedule of Calculation of Earnings per Unit
The calculation of earnings per limited partner unit is as follows:

Three Months Ended March 31,	2015
(millions)
Net income attributable to partners	$11.8
Less distributions declared on(1):
Incentive distribution holder rights(2)	—
Common unitholders	5.6
Subordinated unitholder	5.6
Total distributions declared	11.2
Undistributed earnings	$0.6

(1)
On April 22, 2015, the Board of Directors of our general partner declared a quarterly cash distribution of $0.1750 per unit, totaling $12.1 million, for the three month period ending March 31, 2015. This distribution will be paid on May 15, 2015 to unitholders of record on May 5, 2015. The amount of distributions declared shown above is based on the units outstanding at March 31, 2015, and therefore excludes $0.9 million of distributions that will be paid on 5,112,139 common units issued to Dominion on April 1, 2015, in connection with the acquisition of DCG. See Note 2 for further information.

(2)	Dominion is a non-economic general partner that holds all of the IDRs.

Basic and diluted net income per limited partner unit	Common Units	Subordinated Units	Total
(millions, except for weighted average units and per unit data)
Distributions declared	$5.6	$5.6	$11.2
Undistributed earnings	0.3	0.3	0.6
Net income attributable to partners	$5.9	$5.9	$11.8
Weighted average units outstanding	31,980,110	31,972,789
Net income per limited partner unit	$0.19	$0.19